SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 30, 1997


                         WESTERN MICRO TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-11560                 94-2414428
----------------------------      ------------         ----------------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)           File Number)         Identification Number)


    254 East Hacienda Avenue, Campbell, CA                     95008
   ----------------------------------------                 ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (408) 379-0177
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On June 4, 1997, Western Micro Technology, Inc. (the "Registrant") entered into a definitive Stock Purchase Agreement by and among the Registrant, Star Management Services, Inc., a Delaware corporation ("Star Management") Harvey E. Najim and Carlton Joseph Mertens II (together, the "Selling Stockholders") attached hereto as Exhibit 2.1 (the "Stock Purchase Agreement"). As a result of the Stock Purchase Agreement, the Registrant would acquire the mid-range computer systems distribution business ("Star") of Star Management Services, Inc. (the "Star Acquisition"). Star Management Services is a holding company for a family of companies, including Star Data Systems, Inc. and Sirius Computer Solutions ("Sirius Computer"), a value-added distributor for high technology mid-range solutions in the IBM AS/400 and RS/6000 systems market. Sirius Computer also sells directly to end-user customers as an Industry Remarketer ("IR") for IBM (the "Sirius End-user Business"). Prior to the closing of the Star Acquisition (the "Closing"), Star Management Services completed a spin-off of the Sirius End-user Business as a separate unaffiliated company. As used in this Report, "Star" refers to the business of Star Management Services following the spin-off of the Sirius End-user Business.

         On September 30, 1997, the Registrant executed an amendment, attached hereto as Exhibit 2.2, (the "Third Amendment"), with the Selling Stockholders modifying certain terms of the Stock Purchase Agreement. The Third Amendment superseded in their entirety the Letter Agreement dated July 22, 1997, the Amendment to Stock Purchase Agreement dated August 29, 1997 (filed as Exhibit
2.1 to the Registrant's Current Report on Form 8-K filed on September 15, 1997) and the Second Amendment to Stock Purchase Agreement dated September 5, 1997 (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed on September 15, 1997). The Third Amendment was signed concurrently with the Closing.

         The Closing of the Star Acquisition occurred on September 30, 1997. As consideration for the Stock Purchase Agreement, the Selling Stockholders received an aggregate of $38,912,000 in cash at Closing combined with 460,000 shares of Western Micro common stock. Additional payments of $3,675,000 are to be paid on each of the first and the second anniversaries of the Closing. An additional $5 million is to be paid based on achieving certain performance goals. Upon the Closing, Star was renamed Business Partner Solutions, Inc.-TM-Business Partner Solutions, Inc.-TM- is a wholly owned subsidiary of the Registrant.

          Also pursuant to the Star Acquisition, Carlton Joseph Mertens II was elected to the Registrant's board of directors. Mr. Mertens is also the beneficial owner of 460,000 shares of the Registrant's common stock received as part of his consideration under the terms of the Stock Purchase Agreement, as amended.

         In addition to funds of the Registrant and the Registrant's common stock, the Registrant used funds from the following two sources to finance the Star Acquisition:


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         (a) The Registrant entered into a Note Purchase Agreement, attached hereto as exhibit 4.1, by and among: (i) the Registrant, as issuer; (ii) WMT Acquisition Corp., a Delaware corporation, Savoir Technology Group, Inc., a Delaware corporation, Star Management, Inet Systems, Inc., a Texas corporation, Star Data International, a company organized under the laws of the Virgin Islands, Sirius Investments, Inc., a Nevada corporation and Star Data Systems, a Texas corporation, as guarantors (together, the "Guarantors"); (iii) Robert Fleming Inc., a Delaware corporation and Canpartners Investments IV, LLC, a California limited liability company, as purchasers (together, the "Purchasers"); and (iv) Canpartners Investments IV, LLC, as agent for the Purchasers (the "Agent"). Pursuant to the Note Purchase Agreement, the Registrant sold Fifteen Million Seven Hundred Thousand Dollars ($15,700,000) worth of secured notes (the "Notes") to the Purchasers, granted to the Purchasers warrants to purchase Four Hundred Thousand (400,000) shares of the Registrant's common stock, and granted to the Purchasers Ten (10) shares of newly authorized and issued Series B Preferred Stock with the right to elect a member of the Board of Directors in the event of a default by the Registrant on the Notes.

         (b) The Registrant executed the Amendment #4 to the Inventory and Working Capital Financing Agreement between the Registrant and IBM Credit Corporation, a Delaware corporation ("ICC"), attached hereto as Exhibit 10.1 (the "Amendment #4 to Western IWCF"), to that certain Inventory and Working Capital Financing Agreement, as amended on December 31, 1996 (the "Western IWCF") among the Registrant and ICC (filed as Exhibit 10.23 to the Registrant's Annual Report on Form 10-K filed on March 31, 1997). Pursuant to the Amendment #4 to Western IWCF, the Registrant obtained an additional loan of Ten Million Dollars ($10,000,000) to consummate the Star Acquisition and granted to ICC a warrant to purchase One Hundred Thousand (100,000) shares of the Registrant's common stock.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)   Financial statements of business acquired.

               Financial statements of the acquired business required by this
               Item 7(a) will be filed as soon as practicable, and not later than December 14, 1997.

         (b)   Pro forma financial information.

               Pro forma financial statements required by this Item 7(b) will be filed as soon as practicable, and not later than December 14, 1997.

         (c)   Exhibits.

               2.1 Stock Purchase Agreement by and among the Registrant, Star Management and the Selling Stockholders dated as of June 4, 1997, incorporated herein by reference from Exhibit 2.1 to


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


                    Amendment No. 2 of the Registrant's Current Report on Form 8-K filed on July 16, 1997.

               2.2* Third Amendment to Stock Purchase Agreement by and among the
                    Registrant, Star Management, Harvey Najim and Carlton Joseph Mertens II dated September 30, 1997, incorporated herein by reference from Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on October 10, 1997.

               4.1 Note Purchase Agreement among the Registrant, the Guarantors and the Purchasers dated September 30, 1997, incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on October 10, 1997.

               10.1 Amendment #4 to the Inventory and Working Capital Financing
                    Agreement dated September 30, 1997, incorporated herein by reference from Exhibit 10.6 to the Registrant's Current Report on Form 8-K filed on October 10, 1997.

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*   Confidential Treatment requested pursuant to a request for confidential treatment filed with the Commission on October 10, 1997. The portions of the exhibit for which confidential treatment has been requested have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  October 15, 1995

                                              WESTERN MICRO TECHNOLOGY, INC.



                                              By        /s/ James W. Dorst
                                                 ------------------------------
                                                          James W. Dorst
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
-----------                -----------

2.1 Stock Purchase Agreement by and among the Registrant, Star Management and the Selling Stockholders dated as of June 4, 1997, incorporated herein by reference from Exhibit 2.1 to Amendment No. 2 of the Registrant's Current Report on Form 8-K filed on July 16, 1997.

2.2* Third Amendment to Stock Purchase Agreement by and among the Registrant, Star Management, Harvey Najim and Carlton Joseph Mertens II dated September 30, 1997, incorporated herein by reference from Exhibit
                           2.1 to the Registrant's Current Report on Form 8-K filed on October 10, 1997.

4.1 Note Purchase Agreement among the Registrant, the Guarantors and the Purchasers dated September 30, 1997, incorporated herein by reference from Exhibit
                           4.1 to the Registrant's Current Report on Form 8-K filed on October 10, 1997.

10.1 Amendment #4 to the Inventory and Working Capital Financing Agreement dated September 30, 1997, incorporated herein by reference from Exhibit 10.6 to the Registrant's Current Report on Form 8-K filed on October 10, 1997.

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*   Confidential Treatment requested pursuant to a request for confidential treatment filed with the Commission on October 10, 1997. The portions of the exhibit for which confidential treatment has been requested have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.


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